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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                               OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240. 14a-11(c) or sec.240. 14a-12

                                NTL INCORPORATED
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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                                NTL INCORPORATED
[NTL INCORPORATED LOGO]      110 EAST 59TH STREET
                           NEW YORK, NEW YORK 10022


                                                                  MARCH 10, 2000
Dear Stockholder:

     A few weeks ago you should have received the NTL proxy statement, dated February 11, 2000, for the upcoming special meeting of the stockholders of NTL, which will take place in two parts. Hopefully, by now you have had time to review the proxy statement and familiarize yourself with the issues to be considered at the special meeting. As you may recall, the first part is scheduled to take place at 10:00 am, local time, on March 21, 2000, at The Essex House Hotel, 160 Central Park South, New York, New York 10019 and the second part will take place at 10:00 am, local time, on March 28, 2000, at The Essex House Hotel, 160 Central Park South, New York, New York 10019.

     Please remember that your vote on the matters to be considered at each part of the special meeting is very important. If you have not already voted, whether or not you plan to attend the meeting, please complete, date, sign and promptly return the enclosed proxy cards in the enclosed postage-paid envelope.

     At the first part of the special meeting you will be asked to consider:

     - A proposal to approve the issuance of shares of NTL common stock and NTL 5% cumulative participating convertible preferred stock, series B, to France Telecom. In return, France Telecom has agreed to invest a total of L2.8 billion ($4.5 billion) in cash in NTL to acquire these shares.

     - A proposal to amend NTL's restated certificate of incorporation to increase the maximum number of authorized shares of NTL common stock from 400,000,000 shares to 800,000,000 shares.

     - A proposal to grant the NTL board of directors discretionary authority to adjourn the special meeting.

     At the second part of the special meeting you will be asked to consider:

     - A proposal to approve the issuance of shares of NTL common stock to the shareholders of Cable & Wireless Communications plc. In return, NTL would acquire the residential cable, business cable, indirect residential telephony, residential internet and digital television development and services businesses of Cable & Wireless Communications.

     - A proposal to amend NTL's restated certificate of incorporation to provide that at any time Cable and Wireless plc, which owns approximately 53% of Cable & Wireless Communications, holds at least 7.5% of the shares of NTL common stock outstanding, calculated assuming all convertible securities of NTL are converted into NTL common stock and all options outstanding for NTL common stock are exercised in full, at least one director of NTL must be a person approved in writing by Cable and Wireless in its sole discretion.

     WE URGE YOU TO VOTE FOR EACH OF THE PROPOSALS TO BE CONSIDERED AT THE SPECIAL MEETING.

     The accompanying proxy statement supplement contains information concerning NTL and several recent developments since the mailing of the NTL proxy statement, including information regarding the proposed sale of a new series of NTL preferred stock. The proceeds from the sale would be used to help fund NTL's acquisition of the assets of Cablecom Holding AG. The proxy statement supplement provides additional information regarding the NTL proxy statement that we mailed to you in February and should be read in conjunction with that proxy statement.

     IF YOU HAVE ALREADY SUBMITTED YOUR PROXY CARDS, YOU DO NOT NEED TO SUBMIT THE ACCOMPANYING CARDS UNLESS YOU WISH TO CHANGE YOUR VOTE.

     Thank you for your cooperation.

                                     Very truly yours,

                                     /s/ GEORGE S. BLUEMENTHAL
                                     GEORGE S. BLUMENTHAL
                                     Chairman of the Board of Directors

                            [NTL INCORPORATED LOGO]

                   ------------------------------------------

                           PROXY STATEMENT SUPPLEMENT

                   ------------------------------------------

     This proxy statement supplement is furnished to the holders of common stock, par value $0.01 per share, of NTL Incorporated, a Delaware corporation, in connection with the solicitation of proxies for use in connection with the two-part special meeting of the NTL stockholders. The first part is scheduled to take place at 10:00 am, local time, on March 21, 2000 and the second part will take place at 10:00 am, local time, on March 28, 2000. Both parts of the special meeting of the NTL stockholders will be held at The Essex House Hotel, 160 Central Park South, New York, New York 10019.

     This proxy statement supplement contains information concerning NTL and several recent developments since the mailing to you of the NTL proxy statement, including information regarding the proposed sale of a new series of NTL preferred stock which was announced on February 17, 2000. The proceeds from the proposed sale would be used to help fund NTL's acquisition of the assets of Cablecom Holding AG. This proxy statement supplement provides additional information regarding the NTL proxy statement and should be read in conjunction with the NTL proxy statement.

     If they have not already done so, stockholders of NTL are urged to complete, sign and date the enclosed proxy cards and promptly return them in the enclosed postage-paid envelope. If stockholders of NTL attend the special meeting, they may vote by ballot. If stockholders of NTL do not attend the meeting, their shares of common stock can be voted only when represented by a properly executed and dated proxy card. Any stockholder of NTL giving any such proxy has the right to revoke it at any time before it is voted by (i) giving a written notice of revocation to the secretary of NTL at the address written below prior to either part of the special meeting of the stockholders of NTL,
(ii) completing a new proxy card bearing a later date and sending it to NTL at the address written below or (iii) attending either part of the special meeting and voting in person. Stockholders of NTL should send any written notice or new proxy card to NTL at the following address:

                              110 East 59th Street
                            New York, New York 10022
                              Attention: Secretary

     IF STOCKHOLDERS OF NTL HAVE ALREADY SUBMITTED THEIR PROXY CARDS, THEY DO NOT NEED TO SUBMIT THE ACCOMPANYING CARDS UNLESS THEY WISH TO CHANGE THEIR VOTE.

 This proxy statement supplement is dated March 10, 2000 and, together with the enclosed proxy cards, is being mailed to stockholders on or about March
  13, 2000.

                              RECENT DEVELOPMENTS

     Set forth below is a description of some recent developments that should be read in conjunction with the NTL proxy statement, dated February 11, 2000.

PROPOSED SALE OF NEW SERIES OF NTL PREFERRED STOCK TO HELP FUND ACQUISITION OF ASSETS OF CABLECOM HOLDING AG

     On February 17, 2000, NTL, France Telecom, and a group of commercial banks, referred to as the Banks, consisting of Banque Nationale de Paris, Credit Agricole Indosuez, Deutsche Bank AG and Westdeutsche Landesbank Girozentrale, entered into an arrangement, subject, among other things, to the completion of NTL's acquisition of the assets of Cablecom Holding AG, involving the issuance of 1,850,000 shares of 5% cumulative preferred stock, series A, par value $0.01 per share, of NTL for an aggregate purchase price of $1.85 billion. Of the 1,850,000 shares of the 5% cumulative preferred stock being issued under this arrangement, 750,000 shares will be sold to France Telecom for a total purchase price of $750,000,000. The proceeds from this issuance of 5% cumulative preferred stock will be used primarily for the purpose of consummating the acquisition of the assets of Cablecom Holding AG, with any remaining proceeds to be used to help fund NTL's acquisitions of companies primarily engaged in the broadband communications, broadcasting and cable television business in Continental Europe outside of France.

     Under the arrangement, at the option of the holder, the 5% cumulative preferred stock is mandatorily redeemable for cash on and after the second anniversary of the issuance. Any holder of the 5% cumulative preferred stock, other than a commercial bank or its affiliate, has a right, exercisable at any time after the 5% cumulative preferred stock shall have been outstanding for six months and subject to certain conditions, to exchange shares of 5% cumulative preferred stock for shares of Eurotel Stock, having a value equal to the redemption price together with any accrued and unpaid dividends. "Eurotel Stock" is defined as capital stock of a direct or indirect wholly-owned subsidiary of NTL, which entity owns all of the outstanding capital stock of entities that are primarily engaged in the broadband communications, broadcasting and cable television business in Continental Europe outside of France.

     If at the time of any exchange of all of the 5% cumulative preferred stock, the Eurotel Stock acquired as a result of such exchange does not constitute 50% of the outstanding shares of Eurotel Stock, any holder of the 5% cumulative preferred stock, other than a commercial bank or its affiliate, may, subject to certain conditions, acquire from NTL an additional amount of Eurotel Stock for cash, at the same value per share as applicable to the exchange, such that the total holding in Eurotel Stock of the holders of 5% cumulative preferred stock, other than a commercial bank or its affiliate, shall equal 50% of the outstanding shares of Eurotel Stock. The maximum amount of Eurotel Stock that may be acquired upon an exchange shall be 50% of the outstanding amount of Eurotel Stock.

     On and after the date that is the earlier of (1) the second anniversary of the issue date of the 5% cumulative preferred stock or (2) the date of an exchange for Eurotel Stock, NTL has the right to redeem the outstanding 5% cumulative preferred stock, in part or in whole, from any holder of the 5% cumulative preferred stock, other than a commercial bank or its affiliate, for cash at the redemption price together with any accrued and unpaid dividends. Any time after a period of six months from an exchange for Eurotel Stock, any holder of 5% cumulative preferred stock, other than a commercial bank or its affiliate, at the holder's option and subject to certain conditions, is entitled to convert any or all of the shares of 5% cumulative preferred stock that remain outstanding after the exchange for Eurotel Stock into fully paid and non-assessable shares of NTL common stock together with any accrued and unpaid dividends. The rate of conversion is calculated and is subject to adjustment according to the formulas described in the form of certificate of designation that sets forth the terms of the 5% cumulative preferred stock.

     Under separate arrangements, NTL and France Telecom have agreed to certain corporate governance arrangements relating to the Eurotel entity in the event the 5% cumulative preferred stock is exchanged for shares of Eurotel Stock.

     The purchase agreement containing the terms of the proposed sale of the 5% cumulative preferred stock and including the form of certificate of designation setting forth the terms governing the 5% cumulative preferred stock proposed to be issued, was filed as an exhibit to NTL's current report on Form 8-K, dated February 17, 2000, and is incorporated herein by reference.

FRANCE TELECOM ENTERS INTO PUT AND CALL OPTION AGREEMENT

     Contemporaneously with the execution of the purchase agreement described above, France Telecom and the Banks entered into a put and call option agreement with respect to the shares of 5% cumulative preferred stock that were proposed to be sold to them by NTL. The put and call option agreement generally provides that (1) France Telecom will have the right exercisable at any time following the issue date but no later than five business days before the second anniversary of the issue date to purchase the 5% cumulative preferred stock held by the Banks and (2) the Banks will also have the right in certain circumstances to require France Telecom to acquire their shares of 5% cumulative preferred stock.

JOINT BROADBAND INITIATIVES BY NTL AND FRANCE TELECOM

     NTL and France Telecom are continuing to work together closely on a number of broadband initiatives, including in relation to their joint bid for the UMTS "third generation" mobile phone licences as described in the NTL proxy statement. As a result, there may be circumstances in which France Telecom's beneficial ownership interest in NTL may increase above the beneficial ownership level currently contemplated in agreements between France Telecom and NTL.

     If you have any questions, you may contact NTL Incorporated at (212) 906-8440. If you require an additional copy of the NTL proxy statement, please call NTL's proxy solicitor, D.F. King & Co., Inc. at (800) 207-3155.

Dated: March 10, 2000

New York, New York

                                          By order of the Board of Directors,

                                          /s/ Richard J. Lubasch
                                          Richard J. Lubasch
                                          Executive Vice President, General
                                          Counsel and Secretary

                                NTL INCORPORATED
                                     PROXY
             SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
                 SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
                                 MARCH 21, 2000

    The undersigned hereby appoints George S. Blumenthal, J. Barclay Knapp and Richard J. Lubasch, and each of them, with full power of substitution, proxies to represent the undersigned at the first part of the special meeting of stockholders of NTL Incorporated to be held on March 21, 2000 and at any adjournments or postponements thereof and thereat to vote all of the shares of stock which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, as follows. The Board of Directors recommends that you vote FOR the following proposals:

    1. To approve the issuance of shares of NTL common stock and shares of NTL 5% cumulative participating convertible preferred stock, series B, to France Telecom, S.A., pursuant to the terms of the investment agreement between NTL and France Telecom, dated July 26, 1999, as amended.

                [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN

    2. To approve an amendment to NTL's Restated Certificate of Incorporation to increase the maximum number of shares of NTL common stock from 400,000,000 to 800,000,000 shares.

                [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN

    3.  To permit adjournment of the meeting.

                [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN

    4. In their discretion, to act upon such other business related to the proposal to approve the share issuance to France Telecom and the proposal to increase authorized common stock as may properly come before the special meeting and any adjournments or postponements thereof.

    The first part of the special meeting shall be held at 10:00 a.m., local time, on March 21, 2000 at The Essex House Hotel, 160 Central Park South, New York, New York 10019, for the purpose of voting on and approving these proposals.

                   THE BOARD OF DIRECTORS OF NTL INCORPORATED
              RECOMMENDS A VOTE FOR THE APPROVAL OF EACH PROPOSAL.

    THE PROXY HOLDERS WILL VOTE THE SHARES REPRESENTED BY THIS PROXY IN THE MANNER INDICATED ON THE REVERSE SIDE HEREOF. UNLESS A CONTRARY DIRECTION IS INDICATED, THE PROXY HOLDERS WILL VOTE FOR APPROVAL OF EACH OF THE STATED PROPOSALS AND AT THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTER RELATED TO THE PROPOSALS THAT MAY PROPERLY COME BEFORE THE FIRST PART OF THE SPECIAL MEETING.

    The undersigned hereby acknowledges notification of the first part of the special meeting and receipt of the proxy statement dated February 11, 2000, relating to the first part of the special meeting.

                                             -----------------------------------
                                                          Signature

                                             -----------------------------------
                                                          Signature

                                             Dated                        , 2000
                                             In case of joint owners, each joint
                                             owner must sign, if signing for a
                                             corporation or partnership or as
                                             agent, attorney or fiduciary,
                                             indicate the capacity in which you
                                             are signing.

        PLEASE MARK, DATE, AND SIGN YOUR NAME AS IT APPEARS ON THIS CARD
                      AND RETURN IN THE ENCLOSED ENVELOPE.

                                NTL INCORPORATED
                                     PROXY
             SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
                 SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
                                 MARCH 28, 2000

    The undersigned hereby appoints George S. Blumenthal, J. Barclay Knapp and Richard J. Lubasch, and each of them, with full power of substitution, proxies to represent the undersigned at the second part of the special meeting of stockholders of NTL Incorporated to be held on March 28, 2000 and at any adjournments or postponements thereof and thereat to vote all of the shares of stock which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, as follows. The Board of Directors recommends that you vote FOR the following proposals:

    1. To approve the issuance of shares of NTL common stock to the shareholders of Cable & Wireless Communications in exchange for CWC ConsumerCo.

                [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN

    2. To approve an amendment to NTL's Restated Certificate of Incorporation to grant a board seat right to Cable and Wireless.

                [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN

    3. In their discretion, to act upon such other business related to the proposal to approve the CWC ConsumerCo share issuance and the proposal of the Cable and Wireless board seat as may properly come before the special meeting and any adjournments or postponements thereof.

    The second part of the special meeting shall be held at 10:00 a.m., local time, on March 28, 2000, at The Essex House Hotel, 160 Central Park South, New York, New York 10019, for the purpose of voting on and approving these proposals.

                   THE BOARD OF DIRECTORS OF NTL INCORPORATED
              RECOMMENDS A VOTE FOR THE APPROVAL OF EACH PROPOSAL.

    THE PROXY HOLDERS WILL VOTE THE SHARES REPRESENTED BY THIS PROXY IN THE MANNER INDICATED ON THE REVERSE SIDE HEREOF. UNLESS A CONTRARY DIRECTION IS INDICATED, THE PROXY HOLDERS WILL VOTE FOR APPROVAL OF EACH OF THE STATED PROPOSALS AND AT THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTER RELATED TO THE PROPOSALS THAT MAY PROPERLY COME BEFORE THE SECOND PART OF THE SPECIAL MEETING.

    The undersigned hereby acknowledges notification of the second part of the special meeting and receipt of the proxy statement dated February 11, 2000, relating to the second part of the special meeting.

                                             -----------------------------------
                                                          Signature

                                             -----------------------------------
                                                          Signature

                                             Dated                        , 2000
                                             In case of joint owners, each joint
                                             owner must sign, if signing for a
                                             corporation or partnership or as
                                             agent, attorney or fiduciary,
                                             indicate the capacity in which you
                                             are signing.

        PLEASE MARK, DATE, AND SIGN YOUR NAME AS IT APPEARS ON THIS CARD
                      AND RETURN IN THE ENCLOSED ENVELOPE.